UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Exponent, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2006 NOTICE OF

ANNUAL STOCKHOLDERS MEETING

AND PROXY STATEMENT

Exponent, Inc.

149 Commonwealth Drive

Menlo Park, CA 94025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 24, 2006

TO THE STOCKHOLDERS:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Exponent, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 24, 2006, at 9:30 a.m. local time, at 149 Commonwealth Drive, Menlo Park, California 94025, for the following purposes:

1.	To elect seven directors for a term of one year;

2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 29, 2006;

3.	To approve an amendment to the Company’s certificate of incorporation to (i) increase the number of authorized shares of common stock to 100,000,000, and increase the number of authorized shares of preferred stock to 5,000,000, and (ii) effect a two-for-one stock split of the Company’s common stock; and

4.	To attend to other matters that properly come before the meeting.

Stockholders owning the Company’s shares at the close of business on April 7, 2006 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting.

All stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting in person.

Please note that if you hold your shares in “street name,” that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. Check-in at the registration desk will be required.

FOR THE BOARD OF DIRECTORS

Richard L. Schlenker, Corporate Secretary

Menlo Park, California

April 21, 2006

EXPONENT, INC.

PROXY STATEMENT

FOR THE

2006 ANNUAL MEETING OF STOCKHOLDERS

ABOUT THE MEETING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Exponent, Inc., a Delaware corporation. The Annual Meeting of Stockholders will be held at the Company’s principal executive offices, 149 Commonwealth Drive, Menlo Park, California 94025, on Wednesday, May 24, 2006 at 9:30 a.m. local time. The telephone number for this location is (650) 326-9400.

What is the Purpose of the Annual Meeting?

At the Company’s Annual Meeting, stockholders will act upon matters outlined in the accompanying notice of the meeting and transact such other business that may properly come before the meeting.

Who is Entitled to Vote?

Only stockholders of record at the close of business on the Record Date, April 7, 2006, receive notice of the Annual Meeting and are entitled to vote at the Annual Meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Please note that if you hold your shares in “street name,” that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership on the Record Date. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, such as election of directors and the ratification of the Company’s independent registered public accounting firm, or leave your shares without a vote. Brokers do not have the discretion to vote on the amendment of the Company’s Certificate of Incorporation. We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the meeting.

The proxy solicitation materials will be mailed on or about April 21, 2006, together with the Company’s Annual Report for the period ended December 30, 2005, to all stockholders entitled to vote at the meeting.

How Do I Vote?

You have four ways to vote. You may return the proxy card by mail, vote by telephone, vote via the internet, or vote in person. To vote by mail, you must sign your proxy card and send it in the enclosed prepaid, addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board of Directors:

•	for the seven named nominees;

•	for the ratification of the appointment of KPMG LLP, as the Company’s independent registered public accounting firm; and

•	for the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 100,000,000, to increase the number of authorized shares of preferred stock to 5,000,000 and to effect a two-for-one stock split.

If you choose to vote by telephone or via the internet, please review the back of the proxy card for instructions on how to do so. You do not need to mail in your proxy card if you vote by telephone or via the internet. Some brokers may not provide telephone or internet voting.

If you choose to vote in person, you will have an opportunity to do so at the Annual Meeting. You may either bring your proxy card to the Annual Meeting, or if you do not bring your proxy card, the Company will pass out written ballots to anyone who was a stockholder as of the Record Date.

What if I Change My Mind After I Return My Proxy Card?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by signing another proxy with a later date, voting by telephone or via the internet, or by voting in person at the Annual Meeting. Your proxy with the latest date is counted.

What Does it Mean if I Receive More than One Proxy Card?

It means you have multiple accounts with the transfer agent and/or with brokers. Please provide voting instructions for all proxy cards you receive.

What Constitutes a Quorum?

The presence, in person or by properly executed proxy, of the holders of a majority of the shares of common stock outstanding as of the Record Date constitutes a quorum at the Annual Meeting. Shares that voted “For,” “Against,” or “Withheld” on the proposals are treated as being present at the meeting for purposes of establishing a quorum and are deemed to be “votes cast” at the Annual Meeting with respect to the proposals. Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes duly cast. Signed, unmarked proxy cards are voted as recommended by the Board of Directors. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required for the ratification of the appointment of the independent registered public accounting firm.

As of the Record Date, a total of                      shares of the Company’s common stock, $.001 par value, were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company’s common stock, see “Stock Ownership.” The closing price of the Company’s common stock on the NASDAQ National Market on the Record Date was $             per share.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

A Board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s seven nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting, or until a successor has been elected and qualified. The Board has determined that at least a majority of the members of the Board are independent directors within the meaning of applicable NASDAQ listing standards.

Required Vote

The seven nominees receiving the highest number of affirmative votes duly cast shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW:

Samuel H. Armacost

Age:	67

Director Since:	1989

Principal Occupation:	Chairman of the Board of SRI International since 1998

Recent Business Experience:	Mr. Armacost was a Principal of Weiss, Peck & Greer, L.L.C., an investment firm, from 1990 to 1997. In 1997, he was appointed Managing Director until his departure in June 1998. He was Managing Director of Merrill Lynch Capital Markets of Merrill, Lynch, Pierce, Fenner & Smith, Incorporated, from 1987 to August 1990, and he was Director, President, and Chief Executive Officer of BankAmerica Corporation from 1981 to 1986.

Other Directorships:	Member of the Boards of Callaway Golf Company, ChevronTexaco Corp., Del Monte Foods Company, Franklin Resources, Inc., Sarnoff Corp. and SRI International

Barbara M. Barrett

Age:	55

Director Since:	1997

Principal Occupation:	President and Chief Executive Officer of Triple Creek Guest Ranch since 1993

Recent Business Experience:	Ms. Barrett practices international, business and aviation law. She is a member of the Defense Business Board and is Chairman of the U.S. Advisory Commission on Public Diplomacy. She served as a Teaching Fellow with the Institute of Politics at Harvard’s Kennedy School of Government during 1999; as President and CEO of the American Management Association International, Inc., in New York City from 1997 through 1998; as Deputy Administrator of the Federal Aviation Administration from 1988 through 1989; and as Vice Chairman of the Civil Aeronautics Board from 1981 through 1984.

Other Directorships:	Founding Chairman of the Board of Valley Bank of Arizona (1996-2003) and member of the Boards of the Aerospace Corporation and Raytheon Company

Leslie G. Denend, Ph.D.

Age:	65

Director Since:	2001

Principal Occupation:	Chairman of the Board of the Company

Recent Business Experience:	Dr. Denend became Chairman of the Board of the Company in June 2005. Dr. Denend was President of McAfee, Inc., from December 1997 until May 1998, President and CEO of Network General, Inc. from February 1993 until December 1997 and Chairman, President and CEO of Vitalink Communications Corporation from October 1990 until its acquisition by Network Systems Corp. in June 1991. Dr. Denend remained as a business unit president at Network Systems Corp. until December 1992. He was Executive Vice President at 3Com Corporation from January 1989 until October 1990. He was also a partner in McKinsey & Company until January 1989. Dr. Denend served as the special assistant to the assistant to the President for National Security Affairs, The White House. He was an advisor to the Chairman of the Joint Chiefs of Staff and he served as a director of The Cabinet Council on Economic Affairs, The White House.

Other Directorships:	Member of the Boards of McAfee, Inc. and the United Services Automobile Association

Michael R. Gaulke

Age:	60

Director Since:	1994

Principal Occupation:	President and Chief Executive Officer of the Company since 1996

Recent Business Experience:	Mr. Gaulke joined the Company in 1992, as Executive Vice President and Chief Financial Officer. He was named President in March 1993, and he was appointed as a member of the Board of Directors of the Company in January 1994. He assumed his current role of President and Chief Executive Officer in June 1996. Prior to 1992, he held senior executive positions at Raynet Corporation and Spectra Physics, and was a consultant with McKinsey & Company.

Other Directorships:	Member of the Boards of Cymer, Inc. and LECG Corporation and the Board of Trustees of the Palo Alto Medical Foundation

Jon R. Katzenbach

Age:	73

Director Since:	1997

Principal Occupation:	Founding Partner of Katzenbach Partners, L.L.C., since 1999

Recent Business Experience:	Mr. Katzenbach was with McKinsey & Company from 1959 until January 1999. During his 39 years of service, Mr. Katzenbach managed several of their offices, including McKinsey & Company’s San Francisco and New York offices for five years each. Mr. Katzenbach served as Chairman of several governance committees and was elected to the Shareholders’ Committee in 1972, on which he served for nearly 20 years.

Authored:	Authored: Teams at the Top; Peak Performance; and Why Pride Matters More Than Money

Co-authored: The Wisdom of Teams; Real Change Leaders; and The Discipline of Teams

Roger L. McCarthy, Ph.D.

Age:	57

Director Since:	1980

Principal Occupation:	Chairman Emeritus

Recent Business Experience:	Dr. McCarthy joined the Company in August 1978. Currently, Dr. McCarthy is Chairman Emeritus of the Board of Directors and has been a Director of the Company since 1980. From June 1996 to October 1998, he served as Chief Technical Officer of the Company. He was Chief Executive Officer of the Company from 1982 to June 1996. He also served as President of the Company from 1986 to March 1993.

Stephen C. Riggins

Age:	61

Director Since:	2003

Principal Occupation:	Former Western Area Managing Partner—Assurance of KPMG LLP

Recent Business Experience:	Mr. Riggins spent 30 years with KPMG LLP, where he practiced as a certified public accountant and was in a number of senior leadership positions including being a member of KPMG’s Board of Directors and its Management Committee. Other roles included serving as Western Area Managing Partner—Assurance; Managing Partner—Information, Communication, and Entertainment; Managing Partner—Silicon Valley Office and Los Angeles Office.

BOARD MEETINGS AND COMMITTEES

The Board held four regular meetings in 2005. Each director attended at least 75% of all Board meetings during 2005. Committee members attended at least 75% of all applicable committee meetings during 2005, with the exception of Jon Katzenbach who attended 67% of all applicable committee meetings. We encourage members of the Board to attend our annual meetings. All of our Board members attended last year’s meeting. The table below describes the Board’s committees. The members of each committee are all independent directors within the meaning of applicable NASDAQ listing standards.

Committee Name/Number of Members	Function of Committee	Meetings in 2005
AUDIT COMMITTEE Stephen C. Riggins—Chairperson Samuel H. Armacost Leslie G. Denend, Ph.D.

•     Monitors the preparation of quarterly and annual financial reports by the Company’s management

•     Appoints and removes the Company’s independent registered public accounting firm, approves the scope of their audit services and related fees, as well as any other services being provided to the Company, and determines whether the independent registered public accounting firm is independent

•     In consultation with management and the independent registered public accounting firm considers the integrity of the Company’s financial reporting process and controls regarding finance, accounting and legal compliance

9 meetings
HUMAN RESOURCES COMMITTEE Barbara M. Barrett—Chairperson Samuel H. Armacost Leslie G. Denend, Ph.D. Jon R. Katzenbach Stephen C. Riggins	• Establishes the general compensation policies for all employees • Oversees the specific compensation plan for officers of the Company, including the President and CEO	5 meetings
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE Leslie G. Denend, Ph.D.—Chairperson Samuel H. Armacost Barbara M. Barrett Jon R. Katzenbach Stephen C. Riggins

•     Indentifies individuals to become qualified Board members

•     Makes recommendations to the Board regarding nominations for the Board

•     Oversees the Board’s annual evaluation of its performance

•     Reviews and recommends to the Board compensation for non-employee directors

•     Oversees corporate governance

4 meetings

Corporate Governance and Nominating Committee

As described in the table above, the Corporate Governance and Nominating Committee of the Board identifies individuals qualified to become Board members, recommends that the Board select the director nominees for the next annual meeting of stockholders, oversees the Board’s annual evaluation of its performance and reviews and recommends to the Board compensation for non-employee directors. The committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and for periodically reviewing such guidelines. The members of the Corporate Governance and Nominating Committee are all independent directors within the meaning of applicable NASDAQ listing standards. The responsibilities of this committee are set forth in the Corporate Governance and Nominating Committee Charter, which is available on the Company’s website at: http://www.exponent.com/investors/corpgovernance.html.

The information below describes the criteria and process that the Corporate Governance and Nominating Committee uses to evaluate candidates to the Board of Directors.

Criteria for Nomination to the Board of Directors.    The Corporate Governance and Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the NASDAQ National Market, and that members of the Audit Committee meet the financial literacy requirements under the rules of the NASDAQ National Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (“SEC”). Nominees for director are recommended to the Board on the basis of the appropriate size, function and needs of the Board, taking into account that the Board as a whole shall have competency in the following areas: (i) industry knowledge; (ii) accounting and finance; (iii) business judgment; (iv) management; (v) leadership; (vi) business strategy; and (vii) corporate governance.

Stockholders’ Proposals for Nominees.    The Corporate Governance and Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Corporate Governance and Nominating Committee c/o the Secretary of the Company and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for the 2007 Annual Meeting.”

Process for Identifying and Evaluating Nominees.    The Corporate Governance and Nominating Committee believes the Company is well served by its current directors, and in the ordinary course re-nominates incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Corporate Governance and Nominating Committee may seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates are selected based on input from members of the Board, senior management of the Company and, if the Corporate Governance and Nominating Committee deems appropriate, a third-party search firm. The Corporate Governance and Nominating Committee will evaluate each candidate’s qualifications and check relevant references. In addition, such candidates will be interviewed by at least one member of the Corporate Governance and Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Corporate Governance and Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the Corporate Governance and Nominating Committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2006 Annual Meeting.    Each of the nominees listed in the proxy statement is a current director standing for re-election.

How to Contact the Board of Directors.    Interested parties wishing to contact the non-management directors of the Company may do so by writing to them at the following address: Corporate Secretary, 149 Commonwealth Drive, Menlo Park, CA 94025. All letters received will be categorized and processed by the Company’s Corporate Secretary, and then forwarded to the Company’s non-management directors.

Code of Business Conduct and Corporate Governance

The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all of the Company’s employees, officers and members of the Board of Directors. The Company has also adopted a Code of Ethics applicable to its senior financial officers, including its Chief Executive Officer, Chief Financial Officer and Controller. Copies of both documents are available on the Company’s website at: http://www.exponent.com/investors/corpgovernance.html. The Company intends to disclose any waivers from these codes in a report on Form 8-K filed with the SEC.

Compensation of Directors

Members of the Board of Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company.

Non-employee members of the Board of Directors receive:

•	an annual cash retainer of $24,000;

•	an annual restricted stock unit grant valued at $25,000 that vests ratably over a three-year period;

•	$2,000 for attending each meeting of the Board of Directors;

•	$3,000 for service on the Human Resources Committee;

•	$7,500 for service on the Audit Committee;

•	$3,000 for service on the Corporate Governance and Nominating Committee;

•	$1,000 for participation in each conference call of the Audit Committee;

•	$1,000 for attending each meeting of any Committee other than the standing Committees; and

•	$500 for participation in each conference call of any Committee other than the standing Committees.

Furthermore, during 2005 Dr. Denend received an additional retainer of $3,336 for his duties associated with serving as Chairman of the Board of Directors, Mr. Riggins received an additional retainer of $7,500 for his duties associated with serving as chairperson of the Audit Committee and Ms. Barrett and Dr. Denend received an additional $3,000 each for their duties as chairpersons of the Human Resources Committee and Corporate Governance and Nominating Committee, respectively. Non-employee Board members were reimbursed for certain expenses related to travel and incidentals.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee of the Board of Directors is responsible for general oversight of the Company’s financial accounting and reporting process. The committee’s primary responsibilities fall into three broad categories:

•	first, the committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s independent registered public accounting firm about quarterly and annual financial statements and key accounting and reporting matters;

•	second, the committee is responsible for matters concerning the relationship between the Company and its independent registered public accounting firm, including their appointment or removal; approving the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the independent registered public accounting firm is independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

•	third, the committee in consultation with management and the independent registered public accounting firm considers the integrity of the Company’s financial reporting processes and controls regarding finance, accounting and legal compliance.

The committee’s responsibilities are presented in detail in the complete charter of the committee. The charter reflects standards set forth in the applicable SEC regulations and the NASDAQ National Market rules. Audit Committee members are independent as defined by these regulations and rules. The Board of Directors has determined that Mr. Riggins is an “audit committee financial expert” as such term is defined by these rules and regulations.

The committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it considers necessary or appropriate to each of the matters assigned to it under the committee’s charter. To carry out its responsibilities, the committee met nine times during fiscal 2005.

In overseeing the preparation of the Company’s financial statements, the committee met with both management and the Company’s independent registered public accounting firm to review and discuss all quarterly and annual financial statements prior to their issuance and to discuss significant accounting issues. Management advised the committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the committee discussed the statements with both management and the independent registered public accounting firm. The committee’s review included discussion with the independent registered public accounting firm of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees), which includes:

•	methods used to account for significant and unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management, if any, over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

With respect to the Company’s independent registered public accounting firm, the committee, among other things, discussed with KPMG LLP matters relating to its independence, including the disclosures made to the committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of these reviews and discussions, the committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2005, for filing with the SEC.

Members of the Audit Committee

Stephen C. Riggins, Chairperson

Samuel H. Armacost

Leslie G. Denend, Ph.D.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been the independent registered public accounting firm that audits the financial statements of the Company since 1987. In accordance with standing policy, KPMG periodically changes the personnel who work on the audit. In addition to performing the audit of the Company’s consolidated financial statements, KPMG LLP provided various other services during 2005. The aggregate fees billed during 2005 and 2004 for each of the following categories of services are set forth below:

	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees	$590,000	$650,000
Audit-Related Fees	—	—
Tax Fees	102,000	86,000
All Other Fees	1,000	—

Total Fees	$693,000	$736,000

Audit Fees.    Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports. This includes fees for review of the tax provision and fees for accounting consultations on matters reflected in the financial statements. Audit fees also include audit or other attest services required by statute or regulation (foreign or domestic) such as comfort letters, consents, reviews of SEC filings, statutory audits in non-U.S. locations and reports on issuers’ internal controls required under the Sarbanes-Oxley Act.

Audit-Related Fees.    Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, due diligence assistance, accounting consultation on proposed transactions, internal control reviews and audit or attest services not required by statute or regulation.

Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees.    Consists of fees for accounting research software.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed KPMG LLP, independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 29, 2006. KPMG LLP has audited the Company’s financial statements since 1987. A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

Required Vote

The ratification of the appointment of KPMG LLP will require the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting.

In the event that the stockholders do not approve the selection of KPMG LLP, the Audit Committee of the Board of Directors will reconsider the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL NO. 3

AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK TO 5,000,000 AND TO EFFECT A TWO-FOR-ONE STOCK SPLIT

Amending the Certificate of Incorporation

The Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) currently authorizes an aggregate of 22,000,000 shares of capital stock, consisting of 2,000,000 shares of preferred stock (par value $0.001 per share) and 20,000,000 shares of common stock (par value $0.001 per share). The proposed amendment to the Certificate of Incorporation would (1) increase the number of authorized shares of common stock to 100,000,000 and increase the number of authorized shares of preferred stock to 5,000,000, thus bringing the total number of authorized shares of capital stock for all classes to 105,000,000, and (2) effect a two-for-one stock split by changing and converting each of the issued and outstanding shares of common stock of the Company to two shares of common stock. The additional shares of common stock for which authorization is sought, a portion of which would be issued through the proposed stock split, would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the currently outstanding shares of common stock. This increase would be accomplished by amending paragraph (A) of Article Fourth of the Certificate of Incorporation to read as follows:

“(A) This Corporation is authorized to issue two classes of stock, preferred stock and common stock. The authorized number of shares of capital stock is One Hundred and Five Million (105,000,000) shares, of which the authorized number of shares of preferred stock is Five Million (5,000,000) and the authorized number of shares of common stock is One Hundred Million (100,000,000). The stock, whether preferred stock or common stock, shall have a par value of one-tenth of one cent ($0.001) per share. Each share of common stock of this Corporation outstanding, and each share of common stock held in this Corporation’s treasure, at the close of business on the effective date of this amendment shall be reclassified, converted and changed into two (2) fully paid and nonassessable shares of common stock, $0.001 par value, of this Corporation.”

Required Vote

The approval of the amendment to the Certificate of Incorporation and the stock split will require the vote of a majority of the shares of the Company’s common stock issued and outstanding as of the Record Date and entitled to vote at the Annual Meeting.

Purposes and Effects of Proposed Increase in the Number of Authorized Shares of Common Stock

The increase would make additional shares of common stock available for issuance for such purposes as the Company’s Board of Directors may determine to be advantageous for the Company, including but not limited to future stock dividends and stock splits, future employee benefit plans and acquisitions and the raising of additional capital. Except with respect to shares that will be issued through means of the stock split and shares reserved for issuance under the Company’s stock plans, as of the date of this Proxy Statement the Board of Directors does not have any agreements, commitments or plans with respect to the issuance of any additional shares of common stock. If the Board of Directors deems it to be in the interests of the Company and its stockholders to issue additional shares of common stock in the future, the Board of Directors generally will not seek further authorization by vote of the Company’s stockholders (unless such authorization is otherwise required by law or regulation).

Purposes and Effects of Proposed Two-for-One Common Stock Split

The Board of Directors anticipates that the increase in the number of outstanding shares of common stock of the Company resulting from a two-for-one stock split will increase liquidity in the trading of the Company’s common stock. The common stock is listed for trading on the Nasdaq Stock Market, and the Company will apply for listing of the additional shares of common stock to be issued in the event the proposed stock split is approved. If the proposed amendment is adopted, each stockholder of record at the close of business on May 24, 2006 would be the record owner of, and entitled to receive, a certificate or certificates representing one additional share of common stock, par value $0.001 per share, for each share of common stock then owned of record by such stockholder. Certificates representing shares of common stock should be retained by each stockholder and should not be returned to the Company or to its transfer agent. It will not be necessary to submit outstanding certificates for exchange. In addition, appropriate adjustments will be made to the Company’s stock plans.

The Company is of the opinion that the proposed stock split would result in no gain or loss or realization of taxable income to owners of common stock under existing United States federal income tax laws. The cost basis for tax purposes of each new share and each retained share of common stock would be equal to one-half of the cost basis for tax purposes of the corresponding share immediately preceding the stock split. In addition, the holding period for the additional shares issued pursuant to the stock split would be deemed to be the same as the holding period for the original share of common stock. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares and stockholders are urged to consult their tax advisors.

If stockholders dispose of their shares after the stock split, they may pay higher brokerage commissions on the same relative interest in the Company because that interest is represented by a greater number of shares. Stockholders may wish to consult their brokers to ascertain the brokerage commission that would be charged for disposing of the greater number of shares. If the proposed amendment is adopted, the stockholders’ equity accounts of the Company will increase because the par value of a share of common stock after the split will remain unchanged at $0.001 per share, while the number of shares issued and outstanding will double.

On April 4, 2006, the Board of Directors unanimously approved the proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Capital Stock and to effect a two-for-one stock split and believes that this proposal is in the best interests of the Company’s stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

STOCK OWNERSHIP

How Much Stock do the Company’s Directors, Executive Officers and Greater than 5% Stockholders Own?

The following table indicates beneficial ownership of the Company’s common stock as of April 7, 2006. It includes stockholders known by the Company to beneficially own more than 5% of the Company’s common stock, the Company’s directors, the executive officers of the Company named in the Executive Compensation Table (see page 17), and the directors and executive officers of the Company as a group. A total of                      shares of the Company’s common stock were issued and outstanding as of April 7, 2006.

Name	Number of Shares (1)	Percent of Total (1)
Royce & Associates, LLC (2)			%
1414 Avenue of the Americas
New York, NY 10019
Michael R. Gaulke (3)			%
c/o Exponent, Inc.
149 Commonwealth Drive
Menlo Park, CA 94025
Heartland Advisors, Inc. (2)			%
789 North Water Street
Milwaukee, WI 53202
Capital Group International, Inc. (2).			%
11100 Santa Monica Boulevard
Los Angeles, CA 90025
Trigran Investments, Inc. (2)			%
3201 Old Glenview Road, Suite 235
Wilmette, IL 60091
Subbaiah V. Malladi, Ph.D. (4)			%
Paul R. Johnston (5)		*
Roger L. McCarthy, Ph.D. (6)		*
Robert D. Caligiuri, Ph.D. (7)		*
Samuel H. Armacost		*
Barbara M. Barrett (8)		*
Jon R. Katzenbach (8)		*
Leslie G. Denend, Ph.D. (8)		*
Stephen C. Riggins (9)		*
All Directors & Executive Officers (14 persons) (10)			%

*	Represents less than one percent of the outstanding common stock of the Company.
(1)	The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within sixty days of April 7, 2006, through the exercise of any stock option or other right. The denominator of the calculation consists of the director’s and executive officer’s options exercisable within sixty days of April 7, 2006, plus the Company’s total shares outstanding as of April 7, 2006. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.
(2)	As indicated on a Form 13G filed with the SEC on January 20, 2006 for Royce & Associates, LLC, on February 3, 2006 for Heartland Advisors, Inc., on February 6, 2006 for Capital Group International, Inc. and on February 8, 2006 for Trigran Investments, Inc.

(3)	Includes shares of common stock subject to options exercisable within sixty days of April 7, 2006.
(4)	Includes shares of common stock subject to options exercisable within sixty days of April 7, 2006.
(5)	Includes shares of common stock subject to options exercisable within sixty days of April 7, 2006.
(6)	Includes shares of common stock held in trust for Dr. McCarthy’s two children, and shares of common stock subject to options exercisable within sixty days of April 7, 2006.
(7)	Includes shares of common stock subject to options exercisable within sixty days of April 7, 2006.
(8)	Includes shares of common stock subject to options exercisable within sixty days of April 7, 2006.
(9)	Includes shares of common stock subject to options exercisable within sixty days of April 7, 2006.
(10)	Includes shares of common stock subject to options exercisable within sixty days of April 7, 2006.

Compliance with Section 16(a) of the Securities Exchange Act

The Company believes that during 2005, all filings with the SEC, by its officers, directors and 10% stockholders complied with requirements for reporting ownership or changes in ownership of Company common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, except for a failure to file a Form 4, Statement of Changes in Beneficial Ownership, on a timely basis for Subbaiah V. Malladi, with regards to a sale of Company stock which took place in May 2005. The Form 4 for this transaction was filed on May 11, 2005.

Compensation Committee Interlocks and Insider Participation

During 2005, Ms. Barrett and Messrs. Armacost, Denend, Katzenbach and Riggins served as members of the Human Resources Committee. No member of the Human Resources Committee is or was formerly an officer or an employee of the Company or any of its subsidiaries.

No interlocking relationship exists between the Company’s Board of Directors or Human Resources Committee and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past.

EXECUTIVE OFFICER COMPENSATION

Executive Compensation Table

The following table shows compensation paid for services to the Company in all capacities for the fiscal years indicated for the Chief Executive Officer and each of the other four most highly compensated executive officers (the “Named Officers”):

		Annual Compensation			Long-term Compensation Awards			All Other Compensation (9)
Name and Principal Position	Year	Salary (1)	Bonus (2)		Restricted Stock Awards		Securities Underlying Options (#)
Michael R. Gaulke	2005	$524,992	$575,000	(3)	$150,000	(6)	25,000	$22,832
President, Chief Executive Officer	2004	$524,992	$500,000	(4)	$180,000	(8)	25,000	$21,965
and Director of the Company	2003	$524,992	$600,000	(5)	—		50,000	$23,684

Robert D. Caligiuri, Ph.D.	2005	$390,774	$400,000	(3)	$90,000	(6)	—	$22,832
Group Vice President	2004	$357,698	$300,000	(4)	$60,000	(8)	—	$21,162
	2003	$340,771	$200,000	(5)	—		20,000	$24,543

Roger L. McCarthy, Ph.D.	2005	$549,994	$150,000	(3)	$180,000	(6)	10,000	$24,259
Chairman Emeritus and Director	2004	$549,994	$680,000	(4)	$100,000	(8)	10,000	$21,590
of the Company	2003	$549,994	$500,000	(5)	—		20,000	$28,850

Subbaiah V. Malladi, Ph.D.	2005	$549,994	$100,000	(3)	$45,000	(6)	—	$26,493
Chief Technical Officer	2004	$549,994	$150,000	(4)	$45,000	(8)	—	$25,122
	2003	$549,994	$150,000	(5)	—		10,000	$26,167

Paul R. Johnston, Ph.D.	2005	$383,078	$250,000	(3)	$248,000	(6)(7)	10,000	$25,806
Chief Operating Officer	2004	$357,698	$160,000	(4)	$42,000	(8)	10,000	$23,922
	2003	$334,711	$140,000	(5)	—		35,000	$24,137

(1)	Salary amounts for 2005, 2004 and 2003 are for 52-week fiscal years.
(2)	Includes bonuses earned or accrued with respect to services rendered in the year or period indicated, whether or not such bonus was actually paid during such year.
(3)	The amounts shown include the value of vested stock unit awards as follows: M.R. Gaulke, $172,500; R.D. Caligiuri, $120,000; R.L. McCarthy, $45,000; S.V. Malladi, $30,000; P.R. Johnston, $75,000. The value set forth above is based on the closing price on the date of grant, March 9, 2006, which was $31.03. Under these fully vested stock unit awards the executive has the right to receive the following number of shares of common stock on March 10, 2010: M.R. Gaulke, 5,560 shares; R.D. Caligiuri, 3,868 shares; R.L. McCarthy, 1,451 shares; S.V. Malladi, 967 shares; P.R. Johnston, 2,418 shares.
(4)	The amounts shown include the value of vested stock unit awards as follows: M.R. Gaulke, $150,000; R.D. Caligiuri, $90,000; R.L. McCarthy, $180,000; S.V. Malladi, $45,000; P.R. Johnston, $48,000. The value set forth above is based on the closing price on the date of grant, March 10, 2005, which was $23.75. Under these fully vested stock unit awards the executive has the right to receive the following number of shares of common stock on March 11, 2009: M.R. Gaulke, 6,316 shares; R.D. Caligiuri, 3,790 shares; R.L. McCarthy, 7,579 shares; S.V. Malladi, 1,895 shares; P.R. Johnston, 2,022 shares.
(5)	The amounts shown include the value of vested stock unit awards as follows: M.R. Gaulke, $180,000; R.D. Caligiuri, $60,000; R.L. McCarthy, $100,000; S.V. Malladi, $45,000; P.R. Johnston, $42,000. The value set forth above is based on the closing price on the date of grant, March 11, 2004, which was $22.75. Under these fully vested stock unit awards the executive has the right to receive the following number of shares of common stock on March 12, 2008: M.R. Gaulke, 7,913 shares; R.D. Caligiuri, 2,638 shares; R.L. McCarthy, 4,396 shares; S.V. Malladi, 1,979 shares; P.R. Johnston, 1,847 shares.
(6)

Represents the value of unvested restricted stock unit awards granted on March 10, 2005. The value set forth above is based on the closing price on the date of grant, which was $23.75. Upon vesting of these restricted stock unit awards the executive has the right to receive the following number of shares of common stock on March 11, 2009: M.R. Gaulke, 6,316 shares; R.D. Caligiuri, 3,790 shares; R.L. McCarthy, 7,579 shares; S.V. Malladi, 1,895 shares; P.R. Johnston, 2,022 shares.

(7)	Dr. Johnston was also granted a restricted stock unit award on August 3, 2005. Upon vesting of this restricted stock unit award on August 4, 2009 Dr. Johnston has the right to receive 6,554 shares of common stock. The value set forth above is based on the closing price on the date of grant, which was $30.52.
(8)	Represents the value of unvested restricted stock unit awards granted on March 11, 2004. The value set forth above is based on the closing price on the date of grant, which was $22.75. Upon vesting of these restricted stock unit awards the executive has the right to receive the following number of shares of common stock on March 12, 2008: M.R. Gaulke, 7,913 shares; R.D. Caligiuri, 2,638 shares; R.L. McCarthy, 4,396 shares; S.V. Malladi, 1,979 shares; P.R. Johnston, 1,847 shares.
(9)	Represents contributions to the Company’s defined contribution 401(k) plan and insurance premiums in 2005, respectively, as follows: M.R. Gaulke, $14,700 and $8,132; R.D. Caligiuri, $14,700 and $8,132; R.L. McCarthy, $14,700 and $9,559; S.V. Malladi, $14,700 and $11,793; P.R. Johnston, $14,700 and $11,106.

What Options were Granted to the Named Officers in 2005?

The following table offers information concerning stock options granted during the year ended December 30, 2005, to the Named Officers.

	Number of Options Granted (1)	Individual Grants		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
		Percent of Total Options Granted to Employees in Year (2)	Exercise Price ($/Sh)
Name					5%	10%
Michael R. Gaulke	25,000	45%	$24.03	03/01/15	$377,808	$957,441
Robert D. Caligiuri, Ph.D.	—	—	—	—	—	—
Roger L. McCarthy, Ph.D.	10,000	18%	$22.90	02/09/15	$143,985	$364,887
Subbaiah V. Malladi, Ph.D.	—	—	—	—	—	—
Paul R. Johnston, Ph.D.	10,000	18%	$24.03	03/01/15	$151,123	$382,976

(1)	All options in this table were granted under the 1999 Stock Option Plan. All options under this plan have exercise prices equal to the fair market value on the date of grant. The options become exercisable over a period of four years at a rate of 25% per year and expire 10 years from the date of grant.
(2)	In 2005, the Company granted options to employees to purchase 55,000 shares of common stock.
(3)	Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%), minus the exercise price of the option. Annual compounding results in total gross appreciation of 63% (at 5% per year) and 159% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company’s estimate or projection of future stock price growth.

What is the Value of the Options held by the Named Officers?

The following table shows information concerning the shares exercised and the number of shares exercisable and unexercisable as of December 30, 2005. Also reported are values for “in-the-money” options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company’s common stock as of December 30, 2005.

	Number of Shares Acquired Upon Exercise of Option	Value Realized Upon Exercise (1)	Number of Unexercised Options at December 30, 2005		Value of Unexercised In-the-Money Options at December 30, 2005 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael R. Gaulke	26,326	$477,682	480,587	81,250	$9,595,160	$769,665
Robert D. Caligiuri, Ph.D.	—	—	47,500	12,500	$805,842	$181,884
Roger L. McCarthy, Ph.D.	—	—	20,000	40,000	$281,174	$436,252
Subbaiah V. Malladi, Ph.D.	22,500	$264,301	—	12,500	—	$189,038
Paul R. Johnston, Ph.D.	—	—	72,500	37,500	$1,200,071	$363,084

(1)	The value realized upon exercise is determined by subtracting the exercise price from the fair market value at the time the option is exercised.
(2)	The value of underlying securities is based on the closing price of Company’s common stock on December 30, 2005, (the last trading day of the period) of $28.38, on the NASDAQ National Market, minus the exercise price of the option.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding securities authorized for issuance under the Company’s equity compensation plans during the fiscal year ended December 30, 2005. The equity compensation plans of the Company include the 1999 Stock Option Plan, the 1998 Stock Option Plan, the 1990 Stock Option Plan and the Restricted Stock Plan.

The 1999 Stock Option Plan, the 1990 Stock Option Plan and the Restricted Stock Plan were approved by the Company’s stockholders. The 1998 Stock Option Plan was not approved by the Company’s stockholders.

The Board of Directors adopted the 1998 Stock Option Plan (the “1998 Plan”) in October 1998. The 1998 Plan is a non-statutory plan, which will expire in 2008. Under the 1998 Plan, awards may be granted to any employee of the Company who is not an officer or director of the Company at the time of the award. The 1998 Plan provides for the grant of non-qualified options, exercisable at a price not less than 85% of the fair market value of the shares at the date of grant. Options are granted for terms of up to ten years and generally vest ratably over a four-year period from the grant date.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,169,037	$11.28	1,286,865
Equity compensation plans not approved by security holders	137,769	$11.46	178,409

Total	1,306,806	$11.30	1,465,274

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

The Human Resources Committee of the Board of Directors establishes the general compensation policies for all employees and oversees the specific compensation plans for officers of the Company, including the President and CEO. The Committee is composed of the five non-employee directors. No executive officers of the Company are included on the Human Resources Committee.

What is the Company’s Philosophy of Executive Compensation?

The Company strives to compensate its executives competitively with executives and private consultants throughout the industry and geographies in which we operate. Compensation of the Company’s officers, including the President and CEO, is based on the performance of the Company, the individual achievements of the officer and the competitive environment. Individual performance assessments are based on both objective and subjective appraisals of financial performance, professional accomplishments and leadership that meet the level of excellence demanded by the Company.

The Company’s compensation program for executives consists of three elements:

•	base salary;

•	bonus based on performance; and

•	stock option and restricted stock unit awards.

What is the Company’s Process for Determining Executive Compensation?

The responsibility for determining the compensation of the Company’s Executive Officers has been delegated by the Board of Directors to the Human Resources Committee. Executive Officers prepare a written assessment of their performance on an annual basis. The Human Resources Committee reviews the written assessment and discusses the performance of the President and CEO, Michael R. Gaulke and the Chairman Emeritus, Roger L. McCarthy, Ph.D. in executive session. In evaluating each individual the committee considers that individual’s performance as well as the performance of the Company. The results of this evaluation are discussed with each Executive Officer and are the basis for determining compensation.

For the other Executive Officers, the President and CEO reviews the written assessments and evaluates their performance. The President and CEO presents his evaluation and compensation recommendations to the Human Resources Committee for review and approval. The Human Resources Committee approves the compensation for all Executive Officers.

What is the Timing of Compensation Changes?

Performance reviews of officers and employees are typically completed within three months after the close of each year. Hence, compensation changes for 2006 were based on 2005 results. These compensation changes went into effect April 1, 2006. Bonuses based on 2005 performance were paid on March 10, 2006.

What was the Human Resources Committee’s Basis for the CEO’s Compensation in fiscal 2005?

Significant factors in establishing Mr. Gaulke’s compensation were the performance of the Company, including profitability, growth and shareholder value; his leadership and the competitive environment. The factors discussed below in “Salaries,” “Bonuses,” and “Stock Options and Restricted Stock Unit Awards” were applied in establishing Mr. Gaulke’s salary, bonus, stock option grants, and restricted stock unit grants.

Mr. Gaulke had a base salary of $524,992 during fiscal 2005, the same as fiscal 2004. His 2005 base salary did not increase as the Company believes a substantial portion of the CEO’s compensation should be in the form of an incentive bonus. Mr. Gaulke’s bonus for fiscal 2005 was $575,000 of which 30%, or $172,500, was settled with a vested stock unit award. Under this vested stock unit award Mr. Gaulke has the right to receive 5,560 shares of common stock on March 10, 2010.

Mr. Gaulke’s long-term incentive compensation for 2005 included the grant of an option on March 1, 2005, to purchase 25,000 shares of common stock at $24.03 per share. This option vests ratably over a four-year period. Mr. Gaulke was also granted a restricted stock unit award under which he will receive 6,316 shares of common stock on March 11, 2009, provided certain employment conditions are met. This award was valued at $150,000.

What is the Basis for Determining Executive Compensation?

Salaries.    The Company strives to provide base salaries commensurate with comparable executives and private consultants. In consideration of their responsibilities for both managing the Company and/or providing direct consulting services which generate significant Company revenue, the Human Resources Committee believes the officers’ salaries are comparable with those earned by executives and consultants of similar background, capability and technical expertise.

Bonuses.    For the year ended December 30, 2005, the bonus plan was continued for all employees, including officers. The Company has a bonus pool equal to 33% of pre-tax income before bonuses, stock-based compensation and interest income. Up to 30% of each officer’s bonus for the year ended December 30, 2005 was settled in vested stock unit awards. Under these awards each officer has the right to receive shares of the Company’s common stock four years from the date of grant. Mr. Gaulke, President and CEO, recommends individual officer bonuses based on the officer’s financial performance, professional accomplishments and leadership. The Human Resources Committee reviews and approves the bonuses for each officer and the bonus pool. Additionally, they determine the bonuses for all inside directors, including the President and CEO and the Chairman Emeritus of the Company.

Stock Options and Restricted Stock Unit Awards.    The Human Resources Committee believes that stock ownership programs reward officers for maximizing stockholder value and encourage retention of key employees. Fiscal 2005 options were granted at the market price on the date of grant and vest over a four-year period. For the year ended December 30, 2005, up to 30% of each officer’s bonus was settled in vested stock unit awards. An equal number of restricted stock unit awards were granted to each officer on March 9, 2006. These restricted stock unit awards vest on March 10, 2010.

Executive Compensation.    The Human Resources Committee reviewed the performance of the President and CEO, Michael R. Gaulke and the Chairman Emeritus, Roger L. McCarthy, Ph.D. during 2005. In addition, the Human Resources Committee reviewed and approved the 2005 salary recommendations for all other officers.

How is the Company Addressing Internal Revenue Code Limits on Deductibility of Compensation?

Section 162(m) of the Internal Revenue Code (“IRC”) generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s Chief Executive Officer and four most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws, where possible. The Company’s 1999 Incentive Stock Option Plan enables compensation recognized in connection with the exercise of options to qualify as an exception to the deduction limit. The Committee will continue to evaluate the issues relating to executive compensation and will take appropriate action.

Members of the Human Resources Committee

Barbara M. Barrett, Chairperson

Samuel H. Armacost

Leslie G. Denend, Ph.D.

Jon R. Katzenbach

Stephen C. Riggins

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification Agreements

In February 2006, we entered into indemnification agreements with our directors and executive officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. We also intend to enter into these agreements with our future directors and executive officers.

Exponent Engineering

In January 2006, we entered into a services agreement with Exponent Engineering, Inc., a California professional corporation that is qualified to do business in the state of New York, in order to facilitate the provision of professional engineering services in the state of New York. Pursuant to the agreement, we provide all professional and administrative services required by Exponent Engineering. In exchange for these services, Exponent Engineering will deliver to us all amounts or other consideration received by Exponent Engineering resulting from the provision of these professional services. The shareholders of Exponent Engineering are executive officers of Exponent. However, none of these executive officers receive any compensation for their participation in Exponent Engineering and have no financial interest in the securities of Exponent Engineering.

COMPANY STOCK PRICE PERFORMANCE GRAPH

The graph compares the Company’s cumulative total stockholder return calculated on a dividend-reinvested basis from 2000 through 2005 with those of the S&P 500 Index and the S&P SmallCap 600 Index. The graph assumes that $100 was invested on the last day of 2000. Note that the historic stock price performance is not necessarily indicative of future stock price performance.

OTHER MATTERS

The Company knows of no other matters that will be brought before the meeting. However, if any such matters are properly presented before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend. It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are therefore urged to execute and return, vote by phone, or vote via the internet at your earliest convenience your proxy results.

Stockholder Proposals for the 2007 Annual Meeting.    Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Stockholders interested in presenting a proposal for consideration at the Company’s Annual Meeting of Stockholders for the year 2007 may do so by submitting the proposals to the Company’s Corporate Secretary, no later than January 2, 2007.

Proxy Solicitation Costs.    The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain Company directors, officers and regular employees, without additional compensation, by personal conversation, telephone, telegram, letter, electronically, or by facsimile.

FOR THE BOARD OF DIRECTORS

Richard L. Schlenker, Corporate Secretary

Menlo Park, California

April 21, 2006

Appendix

Exponent, Inc.

Charter of the Audit Committee

of the Board of Directors

(as amended through December 8, 2005)

Charter of the Audit Committee of the Board of Directors

I. Audit Committee Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Exponent, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

By adopting this Charter, the Board delegates to the Committee the full and exclusive authority to: (i) perform each of the responsibilities set forth in this Charter; (ii) appoint a chair of the Committee (the “Chair”); (iii) conduct any investigation the Committee determines necessary to fulfill its responsibilities; (iv) retain special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties, and cause the officers of the Company to provide such funding as the Committee shall determine appropriate for payment of compensation to the Company’s independent auditors and any special legal, accounting, or other consultants or experts retained by the Committee; obtain direct access to the Company’s independent auditors as well as anyone in the organization, including internal legal or other advisors.

II. Audit Committee Composition and Meetings

The Committee shall be composed of three or more directors, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as that term may be defined under the Rules and Regulations (the “Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Exchange Act. All members of the Committee shall meet the independence and financial literacy requirements of the NASDAQ and at least one member shall meet the financial sophistication requirements of the NASDAQ. At least one member of the Committee shall be a “financial expert”, as that term may be defined in the Regulations.

Committee members shall be appointed by the Board. If the Chair is not present at a meeting, the members of the Committee may designate a Chair for that meeting by majority vote of the Committee membership.

Subject to the specific responsibilities and duties set forth in this Charter, the Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities.

III. Audit Committee Responsibilities and Duties

Review Procedures

1.	At least annually, review and assess the performance of the Committee and the adequacy of this Charter, and recommend changes to the Board if necessary. Have this Charter published at least every three years in accordance with SEC regulations.

2.	Review the Company’s annual audited financial statements and the report of the independent auditors thereon prior to filing or distribution, and discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance-sheet transactions, arrangements, obligations and relationships in reports filed with the Commission.

3.	Review and discuss with management and the independent auditors the annual internal control report of management prior to public dissemination.

4.	Discuss with management the appropriateness of the presentation of any non-GAAP financial information included in earnings press releases or other public disclosures. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

5.	Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report.

6.	In consultation with management and the independent auditors consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review with management and the independent auditors any report on significant deficiencies and/or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data. The Chair of the Committee may review, at his discretion, all written communication between the independent auditor and management.

7.	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 14). The Chair or a member of the Committee that is a financial expert may represent the entire Committee for purposes of this review.

Independent Auditors

8.	Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor; oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting); evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor, it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

9.	Approve, in advance of their performance, all professional services to be provided to the Company by its independent auditors, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may delegate to a designated member or members of the Committee the authority to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

10.	Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditors submit to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1; discuss such reports with the auditor; oversee the independence of the independent auditors and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

11.	Instruct the independent auditors to advise the Committee if there are any subjects that require special attention.

12.	Instruct the independent auditors to report to the Committee on all critical accounting policies of the Company; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors; and other material written communication between the auditors and management.

13.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to committees in accordance with AICPA SAS 61.

Other Audit Committee Responsibilities

14.	Meet regularly in separate executive sessions with management and the independent auditors to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

15.	Have such meetings with management and the independent auditors as the Committee deems appropriate to discuss the concept and design of the Company’s information and reporting systems, and the steps management has taken to address significant issues concerning those matters; and to discuss significant financial risk exposures facing the Company and the steps management has taken to monitor and control such exposures.

16.	Review significant changes to the Company’s accounting principles and practices proposed by the independent auditors or management.

17.	Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

18.	Review and approve all related party transactions.

19.	Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20.	Maintain and provide to the Board minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

21.	Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

EXPONENT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Exponent, Inc. a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 21, 2006, and hereby appoints Leslie G. Denend, Ph.D., Michael R. Gaulke and Richard L. Schlenker and any of them, each with power of substitution and revocation, proxies and attorneys-in-fact of the undersigned to represent the undersigned and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held at 149 Commonwealth Drive, Menlo Park, California 94025, at 9:30 a.m., local time, on Wednesday, May 24, 2006 and at any adjournment thereof, upon the following matters.

(Continued and to be marked, dated and signed on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your Exponent, Inc. account online.

Access your Exponent, Inc. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Exponent, Inc, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS ITEM 1. ELECTION OF DIRECTORS ☐ FOR ☐ WITHHELD FOR ALL	Please ☐ Mark Here For Address Change or Comments SEE REVERSE SIDE

Nominees:

01 Samuel H. Armacost, 02 Barbara M. Barrett, 03 Leslie G. Denend, Ph.D., 04 Michael R. Gaulke, 05 Jon R. Katzenbach, 06 Roger L. McCarthy, Ph.D., 07 Stephen C. Riggins.

Withheld for the nominees you list below: (Write that

nominee’s name in the space provided below.)

_________________________________________

ITEM 2.	TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 29, 2006.

☐ FOR ☐ AGAINST ☐ ABSTAIN

ITEM 3.	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO (i) INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000, AND INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK TO 5,000,000, AND (ii) EFFECT A TWO-FOR-ONE STOCK SPLIT OF THE COMPANY’S COMMON STOCK.

☐ FOR ☐ AGAINST ☐ ABSTAIN

ITEM 4.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Signature _______________________________ Signature _______________________________ Date ________________

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked,

signed and returned your proxy card.

Internet http://www.proxyvoting.com/expo Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement

on the internet at www.exponent.com